Exhibit 10.15

EXECUTION VERSION

AMENDMENT NO. 1 TO RECEIVABLES FINANCING AGREEMENT

This Amendment No. 1 to Receivables Financing Agreement (the “Amendment”) is made and entered into as of February 28, 2007 among (i) BROOKE WAREHOUSE FUNDING, LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Borrower”), (ii) BROOKE CREDIT CORPORATION, a Kansas corporation (“BCC”), as seller (together with its successors and permitted assigns, the “Seller”), and as subservicer (in such capacity, the “Subservicer”), and (iii) FIFTH THIRD BANK, an Ohio banking corporation (together with its successors and permitted assigns, “Fifth Third”) (in such capacity, whether on its own behalf or for the benefit of Fountain Square Commercial Funding Corp., a Delaware corporation (“Fountain Square”), together with its successors and permitted assigns, the “Lender”).

WHEREAS, the Borrower, the Seller, and the Lender entered into the Receivables Financing Agreement dated as of September 15, 2006, (the “Receivables Financing Agreement”) and desire to amend and restate the Receivables Financing Agreement as hereinafter set forth. All terms used but not otherwise defined herein have the meanings given to them in the Receivables Financing Agreement.

NOW, THEREFORE, for good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment to Section 1.1

(a) Section 1.1 is hereby amended to add the definition of the term “Amendment No. 1” as follows:

“Amendment No. 1” means Amendment No. 1 to Receivables Financing Agreement dated as of February 28, 2007 among the Borrower, the Seller and the Lender.

(b) Section 1.1 is hereby amended to add the definition of the term “Amendment No. 1 Effective Date” as follows:

“Amendment No. 1 Effective Date” means February 28, 2007.

(c) The definition of “Facility Limit” is hereby amended and restated in its entirety to read as follows:

“Facility Limit” means (i) $85,000,000, from the Amendment No. 1 Effective Date until ninety days thereafter and (ii) $80,000,000 at all other times, as such amount may be increased or decreased pursuant to Section 2.5.

Section 2. Condition to Effectiveness. This Amendment shall become effective on such date (the “Effective Date”) when each of the parties hereto shall have received counterparts of this Amendment executed by the other party (including facsimile signature pages).

Section 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Receivables Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 5. Entire Agreement. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Section 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

Section 7. Section Headings. The various headings of the Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Financing Agreement or any provision hereof or thereof.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date and year first above written.

BROOKE WAREHOUSE FUNDING, LLC, as Borrower

By	/s/ Michael S. Lowry
Name:
Title:

BROOKE CREDIT CORPORATION, as Seller

By	/s/ Michael S. Lowry
Name:
Title:

FIFTH THIRD BANK, as Lender

By	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Receivables Financing Agreement